                          NOTICE OF GUARANTEED DELIVERY

                                    To Tender
             Unregistered 9 3/4% Senior Subordinated Notes Due 2007
                                       of
                        WINDY HILL PET FOOD COMPANY, INC.

      As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 9 3/4% Senior Subordinated Notes Due 2007 (the "Old Notes"), of Windy Hill Pet Food Company, Inc., a Minnesota corporation (the "Company"), are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME ON ___________, 1997 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.
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                  The Exchange Agent of the Exchange Offer is:

                            Wilmington Trust Company

                                     By Registered or Certified Mail or
      By Hand:                              by Overnight Courier:
Wilmington Trust Company                Wilmington Trust Company
c/o Harris Trust Co.                    Attn:  Jill Rylee
of New York as Agent                    Corporate Trust Administration
[75] Water Street                       1100 North Market Street
New York, NY  10004                     Rodney Square North
                                        Wilmington, DE  19890-0001

                                  By Facsimile:
                            Wilmington Trust Company
                                 (302) 651-1079

                   Confirmation by telephone and information:
                                 (302) 651-8869


    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

      Delivery of this Notice to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

Ladies and Gentlemen:

            The undersigned hereby tenders to Windy Hill Pet Food Company, Inc. a Minnesota corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated , 1997 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $______________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

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Name(s) of Registered Holder(s):________________________________________________
                                            (Please Type or Print)

Address:________________________________________________________________________

________________________________________________________________________________

Area Code & Telephone No.:______________________________________________________

Certificate Number(s) for
Old Notes (if available):_______________________________________________________

Total Principal Amount Tendered
and Represented by Certificate(s):$_____________________________________________

Signature of Registered Holder(s):______________________________________________

Dated:__________________________________________________________________________

|_|         The Depository Trust Company
            (Check if Old Notes will be
            tendered by book-entry transfer)
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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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

                                    GUARANTEE
                    (Not to be used for signature guarantee)

            The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

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Name(s) of Firm:________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Area Code & Telephone No.:______________________________________________________

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Title___________________________________________________________________________

Dated:__________________________________________________________________________

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NOTE:   DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF
        OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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